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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2004

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                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

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       Cayman Islands                    001-16855                98-0362785
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


               P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road
                Hamilton HM12
                   Bermuda                                   N/A
   (Address of Principal Executive Offices)              (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.


     The material agreements described below were executed or became effective during the reporting period reflected by the Form 10-K for the fiscal year ended December 31, 2004, and as such, will be filed as exhibits to such Form 10-K.

SLD Coinsurance Agreement

     On December 31, 2004, Scottish Re (U.S.), Inc., a Delaware-domiciled life insurance company ("Scottish Re (U.S.)"), and an indirect subsidiary of Scottish Re Group Limited, a holding company organized under the laws of the Cayman Islands (the "Company"), and Security Life of Denver Insurance Company, a Colorado-domiciled life insurance company ("SLD"), and a subsidiary of ING America Insurance Holdings, Inc., a Delaware corporation ("ING"), entered into a coinsurance agreement (the "SLD Coinsurance Agreement"). Pursuant to the terms of the SLD Coinsurance Agreement, SLD will cede and retrocede to Scottish Re (U.S.), and Scottish Re (U.S.) will indemnity reinsure on a coinsurance basis, 100% of the reinsured liabilities arising under the underlying treaties.

SLDI Coinsurance Agreement

     On December 31, 2004, Scottish Re Life (Bermuda) Limited, a Bermuda-domiciled life insurance company ("Scottish Bermuda"), and a subsidiary of Scottish Re (U.S.), and Security Life of Denver International Limited, a Bermuda-domiciled life insurance company ("SLDI"), and a subsidiary of ING, entered into a coinsurance agreement (the "SLDI Coinsurance Agreement"). Pursuant to the terms of the SLDI Coinsurance Agreement, SLDI will cede and retrocede to Scottish Bermuda, and Scottish Bermuda will indemnity reinsure on a coinsurance basis, 100% of the reinsured liabilities arising under the underlying treaties.

SLD Coinsurance/Modified Coinsurance Agreement

     On December 31, 2004, Scottish Re (U.S.) and SLD entered into a coinsurance/modified coinsurance agreement (the "SLD Coinsurance/Modified Coinsurance Agreement"), pursuant to which SLD will cede and retrocede to Scottish Re (U.S.) and Scottish Re (U.S.) will indemnity reinsure 100% gross basis of underlying treaties on a coinsurance/modified coinsurance basis.

SLDI Coinsurance/Modified Coinsurance Agreement

     On December 31, 2004, Scottish Bermuda and SLDI entered into a coinsurance/modified coinsurance agreement (the "SLDI Coinsurance/Modified Coinsurance Agreement"), pursuant to which SLDI will cede and retrocede to Scottish Bermuda and Scottish Bermuda will indemnity reinsure 100% gross basis of underlying treaties on a coinsurance/modified coinsurance basis.


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SLDI Funds Withheld Coinsurance Agreement

     On December 31, 2004, Scottish Bermuda and SLDI entered into a funds withheld coinsurance agreement (the "SLDI Funds Withheld Coinsurance Agreement"), pursuant to which SLDI will cede and retrocede to Scottish Bermuda and Scottish Bermuda will indemnity reinsure 100% gross basis of underlying treaties on a funds withheld coinsurance basis.

SLD Industry Risks Retrocession Agreement I

     On December 31, 2004, Scottish Re (U.S.) and SLD entered into an industry risks retrocession agreement (the "SLD Industry Risks Retrocession Agreement I"), which will be on a YRT basis for certain risks in excess of Scottish Re (U.S.)'s maximum dollar retention limit on such risks. Pursuant to the SLD Industry Risks Retrocession Agreement I, upon any increase in the net retention of Scottish Re (U.S.), the risks covered will initially be recaptured by Scottish Re (U.S.), and then passed on to SLD.

SLD Industry Risks Retrocession Agreement II

     On December 31, 2004, Scottish Bermuda and SLD entered into an industry risks retrocession agreement (the "SLD Industry Risks Retrocession Agreement II"), which will be on a YRT basis for certain risks in excess of Scottish Bermuda's maximum dollar retention limit on such risks. Pursuant to the SLD Industry Risks Retrocession Agreement II, upon any increase in the net retention of Scottish Bermuda, the risks covered will initially be recaptured by Scottish Bermuda, and then passed on to SLD.

Administrative Services Agreement

     On December 31, 2004, Scottish Re (U.S.), SLD and SLDI entered into an administrative services agreement (the "Administrative Services Agreement"), pursuant to which Scottish Re (U.S.) will perform certain administrative functions on behalf of SLD and SLDI with respect to the acquired business.

SLD Reserve Trust Agreement

     On December 31, 2004, Scottish Re (U.S.), as grantor, SLD, as beneficiary, Bank of New York, a New York banking corporation, as trustee (the "Trustee"), and Bank of New York, as securities intermediary (the "Securities Intermediary"), entered into a reserve trust agreement (the "SLD Reserve Trust Agreement"), pursuant to which Scottish Re (U.S.) will establish a reserve trust account (the "SLD Reserve Trust Account") with the Trustee and transfer to the Trustee for deposit, cash and other assets in order to secure payment for amounts owing to SLD.

SLDI Reserve Trust Agreement

     On December 31, 2004, Scottish Bermuda, as grantor, SLDI, as beneficiary, the Trustee, and the Securities Intermediary, entered into a reserve trust agreement (the


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"SLDI Reserve Trust Agreement"), pursuant to which Scottish Bermuda will establish a reserve trust account (the "SLDI Reserve Trust Account") with the Trustee and transfer to the Trustee for deposit, cash and other assets in order to secure payment for amounts owing to SLDI.

SLD Security Trust Agreement

     On December 31, 2004, Scottish Re (U.S.), as grantor, SLD, as beneficiary, the Trustee, and the Securities Intermediary, entered into a security trust agreement (the "SLD Security Trust Agreement"), pursuant to which Scottish Re (U.S.) will establish a security trust account with the Trustee and transfer to the Trustee for deposit, cash and other assets in order to secure and fund the obligation of Scottish Re (U.S.) to (a) make payments in connection with the recapture of business under certain specified terms and (b) fund the SLD Reserve Trust Account under certain circumstances.

SLDI Security Trust Agreement

     On December 31, 2004, Scottish Bermuda, as grantor, SLDI, as beneficiary, the Trustee, and the Securities Intermediary, entered into a security trust agreement (the "SLDI Security Trust Agreement"), pursuant to which Scottish Bermuda will establish a security trust account with the Trustee and transfer to the Trustee for deposit, cash and other assets in order to secure and fund the obligation of Scottish Bermuda to (a) make payments in connection with the recapture of business under certain specified terms and (b) fund the SLDI Reserve Trust Account under certain circumstances.

Transition Services Agreement

     On December 31, 2004, the Company, SLD and SLDI entered into a transition services agreement (the "Transition Services Agreement"), pursuant to which SLD and SLDI will provide certain transition services to the Company for a period of eighteen months.

Technology Transfer and License Agreement

     On December 31, 2004, the Company, SLD and SLDI entered into a technology transfer and license agreement (the "Technology Transfer and License Agreement"), pursuant to which SLD and SLDI will convey or license certain computer programs and databases to the Company and its affiliates.

Shareholders' Agreement

     On December 31, 2004, the Company entered into a Shareholders' Agreement (the "Shareholders' Agreement") with each of Cypress Merchant B Partners II (Cayman) L.P., Cypress Merchant B II-A C.V., Cypress Side-by-Side (Cayman) L.P. and 55th Street Partners II (Cayman) L.P. (collectively, the "Cypress Entities" and, part of The Cypress Group). A copy of the Shareholders' Agreement was previously filed on the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 21, 2004 (the "October Form 8-K").


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Item 2.01. Completion of Acquisition or Disposition of Assets.

     On December 31, 2004, the Company completed the acquisition of the individual life reinsurance business of SLD and SLDI, pursuant to an asset purchase agreement (the "Asset Purchase Agreement") by and among the Company, Scottish Re (U.S.), Scottish Bermuda, SLD and SLDI, dated as of October 17, 2004.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     William Spiegel was elected to the Board of Directors of the Company (the "Board") effective December 31, 2004. Mr. Spiegel is the Managing Director of The Cypress Group, a New York-based private equity group. He was nominated to the Board of Directors pursuant to the Shareholders' Agreement. Mr. Spiegel will serve on the Compensation Committee, the Corporate Governance Committee and the Finance and Investment Committee of the Board. In connection with the sale of securities to the Cypress Entities, as further described in the October Form 8-K, the Company paid on January 4, 2005 an equity commitment fee to The Cypress Group in the amount of $2,000,000.

Item 7.01. Regulation FD Disclosure.

     On December 31, 2004, the Company issued a press release announcing the completion of the acquisition of the individual life reinsurance business of SLD and SLDI, pursuant to an Asset Purchase Agreement by and among the Company, Scottish Re (U.S.), Scottish Bermuda, SLD and SLDI dated as of October 17, 2004. A copy of the press release is attached as Exhibit 99.1 hereto.

     On January 3, 2005, the Company issued a press release announcing the appointment of William Spiegel as a Director of the Company. A copy of the press release is attached as Exhibit 99.2 hereto.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

     The financial statements of the acquired businesses required to be filed pursuant to Item 9.01(a) of Form 8-K will be filed no later than 71 calendar days after the date this report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

     The pro forma financial information of the acquired businesses required to be filed pursuant to Item 9.01(b) of Form 8-K will be filed no later than 71 calendar days after the date this report on Form 8-K is required to be filed.


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(c) Exhibits

99.1     Press Release issued by Scottish Re Group Limited on December 31, 2004.

99.2     Press Release issued by Scottish Re Group Limited on January 3, 2005.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                              SCOTTISH RE GROUP LIMITED


                              By: /s/ Paul Goldean
                                  --------------------------------------------
                                  Paul Goldean
                                  Executive Vice President and General Counsel



Dated:  January 6, 2005


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                                INDEX TO EXHIBITS

Number   Description

99.1     Press Release issued by Scottish Re Group Limited on December 31, 2004.

99.2     Press Release issued by Scottish Re Group Limited on January 3, 2005.


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